Exhibit 4.8

EXECUTION COPY

CHS/Community Health Systems, Inc.

$3,000,000,000 6.875% Senior Notes due 2022

REGISTRATION RIGHTS JOINDER

January 27, 2014

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

CREDIT SUISSE SECURITIES (USA) LLC

As Representatives of the several Initial Purchasers

c/o Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Reference is made to the Registration Rights Agreement (the “Registration Rights Agreement”) dated January 27, 2014, among FWCT-2 Escrow Corporation, a Delaware corporation (the “Escrow Issuer”), and the several Initial Purchasers listed on Schedule A thereto (the “Initial Purchasers”), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC are acting as representatives (in such capacity, the “Representatives”), concerning certain registration rights provisions with respect to the $3,000,000,000 aggregate principal amount of 6.875% Senior Notes due 2022 issued by the Escrow Issuer. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Registration Rights Agreement. This agreement (this “Registration Rights Joinder”) is the “Registration Rights Joinder” referred to in the Registration Rights Agreement.

The Issuer and each of the Guarantors, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agrees to join, and to become bound by the terms, conditions, covenants, agreements, indemnities and other provisions of, the Registration Rights Agreement as the “Issuer” and the “Company” (in the case of the Issuer) or as a “Guarantor” (in the case of any Guarantor), in each case with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally a party thereto, and as if such party executed the Registration Rights Agreement on the date thereof.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Registration Rights Joinder by signing in the space provided below.
Very truly yours,
CHS/COMMUNITY HEALTH SYSTEMS, INC.,
By:
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
[Joinder to the Senior Unsecured Notes Registration Rights Agreement]

Community Health Systems, Inc.
Abilene Hospital, LLC
Abilene Merger, LLC
Affinity Health Systems, LLC
Affinity Hospital, LLC
Anna Hospital Corporation
Berwick Hospital Company, LLC
Big Bend Hospital Corporation
Big Spring Hospital Corporation
Birmingham Holdings, LLC
Birmingham Holdings II, LLC
Blue Island Hospital Company, LLC
Blue Island Illinois Holdings, LLC
Bluefield Holdings, LLC
Bluefield Hospital Company, LLC
Bluffton Health System LLC
Brownsville Hospital Corporation
Brownwood Medical Center, LLC
Bullhead City Hospital Corporation
Bullhead City Hospital Investment Corporation
Carlsbad Medical Center, LLC
Centre Hospital Corporation
CHHS Holdings, LLC
CHS Kentucky Holdings, LLC
CHS Pennsylvania Holdings, LLC
CHS Virginia Holdings, LLC
CHS Washington Holdings, LLC
Clarksville Holdings, LLC
Clarksville Holdings II, LLC
Cleveland Hospital Corporation
Cleveland Tennessee Hospital Company, LLC
Clinton Hospital Corporation
Coatesville Hospital Corporation
College Station Medical Center, LLC
College Station Merger, LLC
Community GP Corp.
Community Health Investment Company, LLC
Community LP Corp.
CP Hospital GP, LLC
CPLP, LLC
By:
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the Guarantors set for above.
[Signature Page to the Joinder to the Senior Unsecured Notes Registration Rights Agreement]

Crestwood Hospital, LLC
Crestwood Hospital LP, LLC
CSMC, LLC
CSRA Holdings, LLC
Deaconess Holdings, LLC
Deaconess Hospital Holdings, LLC
Deming Hospital Corporation Desert Hospital Holdings, LLC
Detar Hospital, LLC
DHFW Holdings, LLC
DHSC, LLC
Dukes Health System, LLC
Dyersburg Hospital Corporation
Emporia Hospital Corporation
Evanston Hospital Corporation
Fallbrook Hospital Corporation
Foley Hospital Corporation
Forrest City Arkansas Hospital Company, LLC
Forrest City Hospital Corporation
Fort Payne Hospital Corporation
Frankfort Health Partner, Inc.
Franklin Hospital Corporation
Gadsden Regional Medical Center, LLC
Galesburg Hospital Corporation
Granbury Hospital Corporation
Granite City Hospital Corporation
Granite City Illinois Hospital Company, LLC
Greenville Hospital Corporation
GRMC Holdings, LLC
Hallmark Healthcare Company, LLC
Hobbs Medco, LLC
Hospital of Barstow, Inc.
Hospital of Fulton, Inc.
Hospital of Louisa, Inc.
Hospital of Morristown, Inc.
Jackson Hospital Corporation (KY)
Jackson Hospital Corporation (TN)
Jourdanton Hospital Corporation
Kay County Hospital Corporation
Kay County Oklahoma Hospital Company, LLC
By:
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the Guarantors set for above.
[Signature Page to the Joinder to the Senior Unsecured Notes Registration Rights Agreement]

Kirksville Hospital Company, LLC
Lakeway Hospital Corporation
Lancaster Hospital Corporation
Las Cruces Medical Center, LLC
Lea Regional Hospital, LLC
Lexington Hospital Corporation
Longview Clinic Operations Company, LLC
Longview Merger, LLC
LRH, LLC
Lutheran Health Network of Indiana, LLC
Marion Hospital Corporation
Martin Hospital Corporation
Massillon Community Health System LLC
Massillon Health System LLC
Massillon Holdings, LLC
McKenzie Tennessee Hospital Company, LLC
McNairy Hospital Corporation
MCSA, L.L.C.
Medical Center of Brownwood, LLC
Merger Legacy Holdings, LLC
MMC of Nevada, LLC
Moberly Hospital Company, LLC
MWMC Holdings, LLC
Nanticoke Hospital Company, LLC
National Healthcare of Leesville, Inc.
National Healthcare of Mt. Vernon, Inc.
National Healthcare of Newport, Inc.
Navarro Regional, LLC
NC-DSH, LLC
Northampton Hospital Company, LLC
Northwest Arkansas Hospitals, LLC
Northwest Hospital, LLC
NOV Holdings, LLC
NRH, LLC
Oak Hill Hospital Corporation
Oro Valley Hospital, LLC
Palmer-Wasilla Health System, LLC
Payson Hospital Corporation
Peckville Hospital Company, LLC
Pennsylvania Hospital Company, LLC
By:
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the Guarantors set for above.
[Signature Page to the Joinder to the Senior Unsecured Notes Registration Rights Agreement]

Phillips Hospital Corporation
Phoenixville Hospital Company, LLC
Pottstown Hospital Company, LLC
QHG Georgia Holdings, Inc.
QHG Georgia Holdings II, LLC
QHG of Bluffton Company, LLC
QHG of Clinton County, Inc.
QHG of Enterprise, Inc.
QHG of Forrest County, Inc.
QHG of Fort Wayne Company, LLC
QHG of Hattiesburg, Inc.
QHG of Massillon, Inc.
QHG of South Carolina, Inc.
QHG of Spartanburg, Inc.
QHG of Springdale, Inc.
QHG of Warsaw Company, LLC
Quorum Health Resources, LLC
Red Bud Hospital Corporation
Red Bud Illinois Hospital Company, LLC
Regional Hospital of Longview, LLC
River Region Medical Corporation
Roswell Hospital Corporation
Ruston Hospital Corporation
Ruston Louisiana Hospital Company, LLC
SACMC, LLC
Salem Hospital Corporation
San Angelo Community Medical Center, LLC
San Angelo Medical, LLC
San Miguel Hospital Corporation
Scranton Holdings, LLC
Scranton Hospital Company, LLC
Scranton Quincy Holdings, LLC
Scranton Quincy Hospital Company, LLC
Shelbyville Hospital Corporation
Siloam Springs Arkansas Hospital Company, LLC
Siloam Springs Holdings, LLC
Southern Texas Medical Center, LLC
Spokane Valley Washington Hospital Company, LLC
Spokane Washington Hospital Company, LLC
Tennyson Holdings, LLC
By:
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the Guarantors set for above.
[Signature Page to the Joinder to the Senior Unsecured Notes Registration Rights Agreement]

Tooele Hospital Corporation
Tomball Texas Holdings, LLC
Tomball Texas Hospital Company, LLC
Triad Healthcare Corporation Triad Holdings III, LLC
Triad Holdings IV, LLC
Triad Holdings V, LLC
Triad Nevada Holdings, LLC Triad of Alabama, LLC
Triad of Oregon, LLC Triad-ARMC, LLC
Triad-El Dorado, Inc.
Triad-Navarro Regional Hospital Subsidiary, LLC
Tunkhannock Hospital Company, LLC
VHC Medical, LLC
Vicksburg Healthcare, LLC
Victoria Hospital, LLC
Virginia Hospital Company, LLC
Warren Ohio Hospital Company, LLC
Warren Ohio Rehab Hospital Company, LLC
Watsonville Hospital Corporation Waukegan Hospital Corporation Waukegan Illinois Hospital Company, LLC
Weatherford Hospital Corporation
Weatherford Texas Hospital Company, LLC
Webb Hospital Corporation
Webb Hospital Holdings, LLC
Wesley Health System LLC
West Grove Hospital Company, LLC
WHMC, LLC
Wilkes-Barre Behavioral Hospital Company, LLC
Wilkes-Barre Holdings, LLC
Wilkes-Barre Hospital Company, LLC
Williamston Hospital Corporation
Women & Children’s Hospital, LLC
Woodland Heights Medical Center, LLC
Woodward Health System, LLC
York Pennsylvania Holdings, LLC
York Pennsylvania Hospital Company, LLC
Youngstown Ohio Hospital Company, LLC
By:
Name:
Rachel A. Seifert
Title:
Executive Vice President and
Secretary
Acting on behalf of each of the
Guarantors set for above.
[Signature Page to the Joinder to the Senior Unsecured Notes Registration Rights Agreement]

BROWNWOOD HOSPITAL, L.P.
By: Brownwood Medical Center, LLC
Its: General Partner
COLLEGE STATION HOSPITAL, L.P.
By: College Station Medical Center, LLC
Its: General Partner
LONGVIEW MEDICAL CENTER, L.P.
By: Regional Hospital of Longview, LLC
Its: General Partner
NAVARRO HOSPITAL, L.P.
By: Navarro Regional, LLC
Its: General Partner
QHG GEORGIA, LP
By: QHG Georgia Holdings II, LLC
Its: General Partner
VICTORIA OF TEXAS, L.P.
By: Detar Hospital, LLC
Its: General Partner
By:
Name:
Rachel A. Seifert
Title:
Executive Vice President and
Secretary
Acting on behalf of each of the General
Partners of the Guarantors set
forth on this page.
[Signature Page to the Joinder to the Senior Unsecured Notes Registration Rights Agreement]

Amory HMA, LLC
Bartow HMA, LLC
Biloxi H.M.A., LLC
Brandon HMA, LLC
Brevard HMA Holdings, LLC
Brevard HMA Hospitals, LLC
Campbell County HMA, LLC
Carlisle HMA, LLC
Carolinas JV Holdings General, LLC
Central Florida HMA Holdings, LLC
Central States HMA Holdings, LLC
Chester HMA, LLC
Citrus HMA, LLC
Clarksdale HMA, LLC
Cocke County HMA, LLC
Florida HMA Holdings, LLC
Fort Smith HMA, LLC
Hamlet H.M.A., LLC
Health Management Associates, Inc.
Health Management General Partner, LLC
HMA Fentress County General Hospital, LLC
HMA Santa Rosa Medical Center, LLC
Hospital Management Associates, LLC
Jackson HMA, LLC
Jefferson County HMA, LLC
Kennett HMA, LLC
Key West HMA, LLC
Knoxville HMA Holdings, LLC
Lehigh HMA, LLC
Madison HMA, LLC
Melbourne HMA, LLC
Mesquite HMA General, LLC
Metro Knoxville HMA, LLC
Mississippi HMA Holdings I, LLC
Mississippi HMA Holdings II, LLC
Monroe HMA, LLC
Naples HMA, LLC
Poplar Bluff Regional Medical Center, LLC Port Charlotte HMA, LLC Punta Gorda HMA, LLC
By:
Name: Rachel A. Seifert
Title: Executive Vice President and
Secretary
Acting on behalf of each of the
Guarantors set for above.
[Signature Page to the Joinder to the Senior Unsecured Notes Registration Rights Agreement]

River Oaks Hospital, LLC Rockledge HMA, LLC ROH, LLC
Sebastian Hospital, LLC
Sebring Hospital Management Associates, LLC
Southeast HMA Holdings, LLC
Southwest Florida HMA Holdings, LLC
Statesville HMA, LLC
Van Buren H.M.A., LLC
Venice HMA, LLC
Winder HMA, LLC
Yakima HMA, LLC
By:
Name: Rachel A. Seifert
Title: Executive Vice President and
Secretary
Acting on behalf of each of the
Guarantors set for above.
[Signature Page to the Joinder to the Senior Unsecured Notes Registration Rights Agreement]

CAROLINAS JV HOLDINGS, L.P.
By: Carolinas JV Holdings General, LLC
Its: General Partner
HEALTH MANAGEMENT ASSOCIATES, LP
By: Health Management General Partner, LLC
Its: General Partner
HMA HOSPITALS HOLDINGS, LP
By: Health Management General Partner, LLC
Its: General Partner
LONE STAR HMA, L.P.
By: Mesquite HMA General, LLC
Its: General Partner
By:
Name: Rachel A. Seifert
Title: Executive Vice President and
Secretary
Acting on behalf of each of the General
Partners of the Guarantors set
forth on this page.
[Signature Page to the Joinder to the Senior Unsecured Notes Registration Rights Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.
Merril Lynch, Pierce, Fenner & Smith Incorporated,
By:
Name: Sarang Gadkari Title: Managing Director
Acting on behalf of itself and as a Representative of the several Purchasers
Credit Suisse Securities (USA) LLC,
By:
Name:
Title:
Acting on behalf of itself and as a Representative of the several Purchasers
[Signature Page to the Registration Rights Agreement Joinder]

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.
Merril Lynch, Pierce, Fenner & Smith Incorporated,
By:
Name:
Title:
Acting on behalf of itself and as a Representative of the several Purchasers
Credit Suisse Securities (USA) LLC,
By:
Name: Steven Schwartz
Title: Managing Director
Acting on behalf of itself and as a Representative of the several Purchasers
[Signature Page to the Registration Rights Agreement Joinder]